UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, Dr. Helen Thackray, Chief Research and Development Officer of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), notified the Company of her intention to resign from her role as Chief Research and Development Officer of the Company, effective September 1, 2025 (the “Effective Date”). After participating in the CEO accelerator program and not being selected as the Company’s next CEO, Dr. Thackray has decided to pursue new opportunities. Dr. Thackray cited no disagreement with the Board of Directors (the “Board”) or management relating to the Company, its operations, policies, or practices.

In connection with her separation, the Company and Dr. Thackray entered into a Separation Agreement, pursuant to which Dr. Thackray will receive the following separation benefits in exchange for a general release of claims in favor of the Company: (i) one year of continued base salary, (ii) payment of her 2025 annual incentive plan bonus based on actual performance, (iii) payment of her target 2025 annual incentive plan bonus, (iv) up to 12 months of Company-paid group health plan continuation coverage, (v) up to six months of outplacement services, and (vi) accelerated vesting of her outstanding equity awards scheduled to vest in 2026.

On August 7, 2025, the Compensation Committee of the Board also approved a Consulting Agreement with Dr. Thackray, effective as of the Effective Date, pursuant to which Dr. Thackray will provide transition services until December 31, 2025. Under the Consulting Agreement, Dr. Thackray will receive (i) a monthly consulting fee of $12,500, (ii) continued vesting of outstanding equity awards for the duration of the Consulting Agreement, and (iii) continued exercisability of her vested options until the date that is six months following the termination of the Consulting Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer